Exhibit 99.1

CF NET LEASE PORTFOLIO IV DST

INDEX

Page
Report of Independent Auditors	1
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2017 (unaudited) and for the Period from November 15, 2016 (commencement) through December 31, 2016	2
Notes to Statements of Revenues and Certain Expenses	3-4

INDEPENDENT AUDITORS’ REPORT

To the Members of CF Net Lease Portfolio IV DST

Report on the Financial Statements

We have audited the accompanying financial statements of CF Net Lease Portfolio IV DST (the “Company”), which comprise the statement of revenues and certain expenses for the period from November 15, 2016 (commencement) through December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America and for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933 of the Securities and Exchange Commission as described in Note 2 to the accompanying financial statements, and is not intended to be a complete presentation of the Company’s revenues and expenses; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of CF Net Lease Portfolio IV DST for the period from November 15, 2016 (commencement) through December 31, 2016 in accordance with accounting principles generally accepted in the United States of America and for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933 of the Securities and Exchange Commission as described in Note 2 to the accompanying financial statements, and is not intended to be a complete presentation of the Company’s revenues and expenses.

/s/ EisnerAmper LLP

EISNERAMPER LLP

New York, New York

December 19, 2017

CF NET LEASE PORTFOLIO IV DST

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 (UNAUDITED) AND FOR THE

PERIOD FROM NOVEMBER 15, 2016 (COMMENCEMENT) THROUGH DECEMBER 31, 2016

	For the Nine Months Ended September 30, 2017 (unaudited)	For the Period from November 15, 2016 (commencement) through December 31, 2016
Revenues
Rental revenue	$1,742,812	$296,923

Total revenues	1,742,812	296,923

Certain Expenses:
Interest expense	783,513	134,891

Total certain expenses	783,513	134,891

Revenues in excess of certain expenses	$959,299	$162,032

See accompanying notes to Statements of Revenues and Certain Expenses

CF Net Lease Portfolio IV DST

Notes to Statements of Revenues and Certain Expenses

1. Organization

On November 15, 2016 (commencement), CF Net Lease Portfolio IV DST (the “DST”) purchased seven retail properties (the “DST Properties”) located primarily in the Midwest United States. The DST Properties have been leased-back to Walgreen Co. (“Walgreens”) pursuant to new 15-year triple-net leases. Each lease will automatically renew for 12 consecutive periods of five years each unless Walgreens notifies the lessor in writing on or before the date that is 12 months prior to the commencement of any such renewal term that Walgreens does not wish to renew the applicable lease.

The following table provides information about the DST Properties relating to their location, rentable square feet, and annualized rental income.

Location	Rentable Square Feet	Annualized Rental Income (first 5 lease years)
Allendale, Michigan	14,695	$343,175
Cincinnati, Ohio	14,815	$317,138
Edmond, Oklahoma	14,471	$291,424
Lawton, Oklahoma	15,050	$304,095
Marquette, Michigan	14,990	$333,116
McAlester, Oklahoma	14,796	$288,528
Russellville, Arkansas	14,720	$318,482

Total	103,537	$2,195,958

On September 1, 2017, the DST sold its first beneficial interest to an operating partnership of Rodin Global Property Trust, Inc. (“Rodin”), a related party. As of September 30, 2017, the DST sold 4,580 beneficial interests (the “Interests”) for a cumulative price of $4,580,000. Prior to the sale of the Interests, the DST was an indirect wholly-owned subsidiary of Rodin’s sponsor, Cantor Fitzgerald Investors, LLC (“CFI”). Each Interest represents a 0.0072214% ownership of the DST and the Interests sold to Rodin represented approximately 33.07% of the DST as of September 30, 2017.

2. Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the DST, have been excluded. Such items include interest income, depreciation, amortization, management fees, and insurance expense.

3. Summary of Significant Accounting Policies

Revenue Recognition

The DST recognizes rental revenue from Walgreens on a straight-line basis over the lease term when collectability is reasonably assured and Walgreens has taken possession or controls the physical use of the leased asset.

Interest Expense

The DST recognizes interest expense associated with the $22,495,184 mortgage note payable which has an interest rate of 4.593%.

CF Net Lease Portfolio IV DST

Notes to Statements of Revenues and Certain Expenses

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). Actual results could differ from those estimates.

4. Future Minimum Rents

The estimated future minimum rents the DST expects to receive from the DST Properties under noncancelable operating leases, excluding renewal options, for each of the next five years and thereafter through the end of the primary term, as of September 30, 2017 (unaudited) is as follows:

Year	Future Minimum Rents
2017 (remaining)	$548,990
2018	2,195,958
2019	2,195,958
2020	2,195,958
2021	2,209,683
Thereafter	23,582,122

Total	$32,928,669

Under the triple net lease arrangement, Walgreens is responsible for all real estate tax payments, operating expenses and other related costs. These operating expenses are excluded from the amounts above.

5. Tenant Concentrations

For the Nine Months Ended September 30, 2017 (unaudited), and for the Period from November 15, 2016 (commencement) through December 31, 2016, one tenant, Walgreens, represented 100% of the DST’s rental revenues.

6. Commitments and Contingencies

The DST is presently not subject to material litigation, nor, to management’s knowledge, is any material litigation threatened against the DST.

7. Interim Unaudited Combined Statement of Revenues and Certain Expenses

The Statement of Revenues and Certain Expenses for the nine months ended September 30, 2017 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the Statement of Revenues and Certain Expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

8. Subsequent Events

The DST has evaluated all events or transactions through December 19, 2017, the date the financial statements were available to be issued.

Subsequent to September 30, 2017, the DST has sold 4,800 additional Interests, for a cumulative price of $4,800,000, to a related party, Rodin, and as of December 19, 2017, the DST has a total of 9,380 Interests outstanding owned by Rodin.

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